UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 16, 2023

ESGEN ACQUISITION CORPORATION

(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-40927	98-1601409
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5956 Sherry Lane, Suite 1400

Dallas, TX 75225

(Address of Principal Executive Offices) (Zip Code)

(214) 987-6100

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-half of one redeemable warrant	ESACU	The Nasdaq Stock Market LLC
Class A ordinary shares included as part of the units	ESAC	The Nasdaq Stock Market LLC
Warrants included as part of the units, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	ESACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On October 17, 2023, ESGEN Acquisition Corporation (the “Company”) issued an amended and restated promissory note (the “Restated Note”) in the principal amount of up to $2.5 million to ESGEN LLC, the Company’s sponsor (“Sponsor”). The Restated Note amends, restates, replaces and supersedes that certain promissory note dated April 5, 2023, in the principal amount of $1.5 million, executed by the Company in favor of the Sponsor. The Restated Note may be drawn down by the Company from time to time prior to the consummation of the Company’s initial merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities (the “Business Combination”). The Note does not bear interest, matures on the date of consummation the Business Combination and is subject to customary events of default. The Restated Note will be repaid only to the extent that the Company has funds available to it outside of its trust account established in connection with its initial public offering.

The foregoing description of the Restated Note is qualified in its entirety by reference to the full text of the Restated Note, a copy of which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure contained in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 2.03 by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On October 16, 2023, the Company received a written notice (the “Notice”) from the Listing Qualifications Department (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that, since the Company’s Form 10-Q for the period ended June 30, 2023 reported total holders below the round lot holder requirement under Nasdaq Listing Rule 5450(a)(2) (the “Round Lot Requirement”), the Company no longer complies with Nasdaq’s Listing Rules. The Notice does not impact the listing of the Company’s Class A ordinary shares, par value $0.0001 per share (“Class A ordinary shares”), on the Nasdaq Global Market at this time.

The Notice provided that the Company has a period of 45 days to submit a plan to regain compliance and then, if the plan is accepted, an additional up to 180 calendar days from the date of the Notice, or until April 13, 2024 (the “Compliance Date”), to regain compliance with the Round Lot Requirement. During this period, Class A ordinary shares will continue to trade on the Nasdaq Global Market. If the plan is not accepted, under Nasdaq Listing Rule 5815(a), the Company may appeal the decision to a Hearings Panel. If the Company does not regain compliance with the Round Lot Requirement by the Compliance Date, the Staff may provide a written notification to the Company that Class A ordinary shares will be subject to delisting.

The Company intends to monitor its Round Lot Requirement between now and the Compliance Date, and may, if appropriate, evaluate available options to resolve the deficiency under the Round Lot Requirement and regain compliance with the Round Lot Requirement. The Company may also try to transfer from the Nasdaq Global Market to the Nasdaq Capital Market, which would require the Company to meet the continued listing requirements of the Nasdaq Capital Market under Nasdaq Listing Rule 5550 at the time of the application to transfer. However, there can be no assurance that the Company will be able to regain or maintain compliance with Nasdaq listing criteria or meet the continued listing requirements of the Nasdaq Capital Market.

Forward-Looking Statements

Certain statements included in this Current Report on Form 8-K (this “Report”) may be considered forward-looking statements within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995 with respect to the Company’s ability to regain and maintain compliance with Nasdaq Listing Rule 5450(b). Forward-looking statements are statements that are not historical facts and generally relate to future events or the Company’s future financial or other performance metrics. In some cases, you can identify forward-looking statements by terminology such as “believe,” “may,” “will,” “potentially,” “estimate,” “continue,” “anticipate,” “intend,” “could,” “would,” “project,” “target,” “plan,” “expect,” or the negatives of these terms or variations of them or similar terminology.

In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by the Company or its directors, officers or employees or any other person that the Company will achieve its objectives and plans in any specified time frame, or at all. The forward-looking statements in this Report represent the views of the Company as of the date of this Report. Subsequent events and developments may cause that view to change. However, while the Company may elect to update these forward-looking statements at some point in the future, there is no current intention to do so, except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing the views of the Company as of any date subsequent to the date of this Report.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Amended & Restated Promissory Note in favor of ESGEN LLC, dated October 17, 2023.

104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ESGEN Acquisition Corporation
October 17, 2023

	By:	/s/ Nader Daylami
	Name:	Nader Daylami
	Title:	Chief Financial Officer